Exhibit 24


                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.



                                                /s/ Lawrence T. Babbio, Jr.
                                                --------------------------------
                                                    Lawrence T. Babbio, Jr.

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.



                                                /s/ R. L. Carrion
                                                --------------------------------
                                                    Richard L. Carrion

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                                /s/ James G. Cullen
                                                --------------------------------
                                                    James G. Cullen

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                                /s/ J R de Vink
                                                --------------------------------
                                                    Lodewijk J.R. de Vink

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February, 1998.



                                                /s/ James H. Gilliam, Jr.
                                                --------------------------------
                                                    James H. Gilliam, Jr.

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February, 1998.



                                                /s/ Stanley P. Goldstein
                                                --------------------------------
                                                    Stanley P. Goldstein

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1998.



                                                /s/ Helene L. Kaplan
                                                --------------------------------
                                                    Helene L. Kaplan

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                                /s/ Thomas H. Kean
                                                --------------------------------
                                                    Thomas H. Kean

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.



                                                /s/ Elizabeth T. Kennan
                                                 -------------------------------
                                                    Elizabeth T. Kennan

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.



                                                /s/ John F. Maypole
                                                --------------------------------
                                                    John F. Maypole

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.



                                                /s/ Joseph Neubauer
                                                --------------------------------
                                                    Joseph Neubauer

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                                /s/ Thomas H. O'Brien
                                                --------------------------------
                                                    Thomas H. O'Brien

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                                /s/ Eckhard Pfeiffer
                                                --------------------------------
                                                    Eckhard Pfeiffer

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.



                                                /s/ Hugh B. Price
                                                --------------------------------
                                                    Hugh B. Price

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                                /s/ Rozanne L. Ridgway
                                                --------------------------------
                                                    Rozanne L. Ridgway

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February, 1998.


                                                /s/ F. V. Salerno
                                                --------------------------------
                                                    Frederic V. Salerno

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1998.


                                                /s/ Ivan G. Seidenberg
                                                --------------------------------
                                                    Ivan G. Seidenberg

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                                /s/ Walter V. Shipley
                                                --------------------------------
                                                    Walter V. Shipley

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin and Frederic V. Salerno as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of February, 1998.


                                                /s/ R. W. Smith
                                                --------------------------------
                                                    Raymond W. Smith

                               POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February, 1998.


                                                /s/ John R. Stafford
                                                --------------------------------
                                                    John R. Stafford

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February, 1998.


                                                /s/ Morrison DeS. Webb
                                                --------------------------------
                                                    Morrison DeS. Webb

                                POWER OF ATTORNEY


      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to the Bell Atlantic Direct Invest Plan;

      NOW, THEREFORE, the undersigned hereby appoints each of Mel Meskin, Frederic V. Salerno and Raymond W. Smith as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February, 1998.


                                                /s/ Shirley Young
                                                --------------------------------
                                                    Shirley Young